SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2004

Asset Acceptance Capital Corp.

(Exact name of Registrant as specified in its charter)

Delaware	000-50552	80-0076779
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6985 Miller Road
Warren, Michigan 48092
(Address of principal executive offices)

Registrant’s telephone number, including area code: (586) 939-9600

Not Applicable
(Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

     A list of Exhibits included as part of this report is set forth in the Exhibit Index which immediately precedes such Exhibits and is incorporated in this report by reference.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On July 29, 2004, Asset Acceptance Capital Corp. issued a press release announcing its results of operations for the quarter ended June 30, 2004. The press release, dated July 29, 2004, is attached as Exhibit 99 to this Form 8-K and is incorporated in this report by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 29, 2004	ASSET ACCEPTANCE CAPITAL CORP.

/s/ Nathaniel F. Bradley IV

	By:	Nathaniel F. Bradley IV
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99	Press Release, dated July 29, 2004